Exhibit 21.1
SUBSIDIARIES OF THE REGISTRANT

Wheeler Development, LLC
Wheeler Interests, LLC,
Wheeler Real Estate, LLC
WHLR Management, LLC
Brook Run Associates, LLC
Chesapeake Square Associates, LLC
DF I - Courtland, LLC
DF I - Moyock II, LLC
Harbor Point Associates, LLC
LaGrange Associates, LLC
Lumber River Associates, LLC
Northpointe Investors, LLC
PCSC Associates, LLC
Perimeter Associates, LLC
Riversedge Office Associates, LLC
Tuckernuck Associates, LLC
Walnut Hill Plaza Associates, LLC
WD III Associates, LLC
WHLR - Alex City Marketplace, LLC
WHLR - Beaver Ruin Village II, LLC
WHLR - Beaver Ruin Village, LLC
WHLR - Brook Run Property, LLC
WHLR - Bryan Station LLC
WHLR - Butler Square, LLC
WHLR - Cardinal Plaza, LLC
WHLR - Carolina Place, LLC
WHLR - Clover LLC
WHLR - Conyers Crossing, LLC
WHLR - Crockett Square, LLC
WHLR - Cypress LLC
WHLR - Darien, LLC
WHLR - Devine Street, LLC
WHLR - Folly Road Crossing, LLC
WHLR - Ft. Howard Square, LLC
WHLR - Franklinton Square, LLC
WHLR - Freeway Junction LLC
WHLR - Georgetown, LLC
WHLR - Grove Park, LLC
WHLR - Harrodsburg Marketplace LLC
WHLR - Ladson Crossing, LLC
WHLR - Lake Greenwood Crossing, LLC
WHLR - Lake Murray, LLC
WHLR - Litchfield Market Village, LLC
WHLR - Moncks Corner, LLC
WHLR - Mullins South Park, LLC
WHLR - Nashville Commons, LLC
WHLR - Parkway Plaza, LLC
WHLR - Pierpont Center, LLC
WHLR - Ridgeland, LLC
WHLR - Shoppes at Myrtle Park, LLC
WHLR - South Lake Pointe, LLC
WHLR - South Square LLC
WHLR - St. George LLC
WHLR - Sunshine Shopping Plaza, LLC
WHLR - Waterway LLC
WHLR - Westland LLC
WHLR - Winslow LLC

WHLR - Forrest Gallery, LLC
Jenks Plaza Associates, LLC
Surrey Plaza Associates, LLC
WHLR - Tampa Festival, LLC
WHLR - Twin City Associates, LLC
WHLR - Graystone Crossing LLC
WHLR - Sangaree Associates, LLC
WHLR - TriCounty Associates, LLC
WHLR - LaGrange, LLC
WHLR - Riverbridge Shopping Center, LLC
WHLR - Rivergate, LLC
WHLR - Franklin Village, LLC
WHLR - Laburnum Square, LLC
WHLR - Village of Martinsville, LLC
WHLR - New Market Crossing, LLC
WHLR - JANAF, LLC
WHLR - JANAF BRAVO, LLC
WHLR - JANAF BJ’s, LLC
WHLR - JANAF OFFICE, LLC
WHLR – Pierpont Center, LLC